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                                                                   EXHIBIT 10.18


                                   JALATE,LTD.

                             STOCK PURCHASE WARRANT

              THE WARRANTS EVIDENCED HEREBY AND THE SHARES OF STOCK
          ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER
             THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE
            OFFERED OR SOLD WITHOUT REGISTRATION UNLESS AN EXEMPTION
          FROM REGISTRATION IS AVAILABLE UNDER SUCH ACT OR THE RULES OR
                       REGULATIONS PROMULGATED THEREUNDER

                WARRANT TO PURCHASE 50,000 SHARES OF COMMON STOCK
                               AS DESCRIBED HEREIN

     Issue Date: January 27, 1998.                    Series A Warrant No.   3
Expiration Date: January 27, 2003.
Sale Price: $.10 per Number of Shares.

      This certifies that, for value received, John E. Drury, his permitted successors and assigns ("HOLDER"), is entitled to purchase from Jalate, Ltd., a California corporation (the "COMPANY"), up to and including 50,000 fully paid and nonassessable shares (the "NUMBER OF SHARES") of the Common Stock, no par value, of the Company (the "COMMON STOCK") on the terms set forth herein at an exercise price of $1.625 per share (the "PURCHASE PRICE"). The Number of Shares and the Purchase Price may be adjusted from time to time as described in this Warrant.

1.    EXERCISE.

        1.1 TIME FOR EXERCISE. This Warrant may be exercised in whole or in part at any time, and from time to time, during the period commencing on the date of this Warrant and expiring on January 27, 2003 (the "EXERCISE PERIOD").

        1.2 MANNER OF EXERCISE. This Warrant shall be exercised by delivering it to the Company with the exercise form duly completed and signed, specifying (i) the number of shares as to which the Warrant is being exercised at that time (the "EXERCISE NUMBER"), and (ii) whether the exercise is being made by "purchase" or "exchange".

                      1.2.1 PURCHASE. If the Holder elects the purchase option, the Holder shall simultaneously therewith deliver to the Company cash or a certified check in an amount equal to the Exercise Number multiplied by the Purchase Price, and the Holder shall be entitled to receive the full Exercise Number of shares of Common Stock.

                      1.2.2 EXCHANGE. If the Holder elects the exchange option, the Holder shall be entitled (without cash payment) to receive that number of shares of Common Stock having an aggregate Market Value on the date of exercise equal to the difference



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between the Market Value of the Exercise Number of shares and the aggregate
Purchase Price thereof. "MARKET VALUE" for any security on any given date means
(i) the average closing price for the prior ten trading days for such security on the principal stock exchange on which such security is traded or (ii) if not so traded, the closing (or, if no closing price is available, the average of the bid and asked prices) for such period on The Nasdaq Stock Market if such security is quoted thereon or (iii) if not listed on any exchange or quoted on The Nasdaq Stock Market, such value, determined without regard to the minority shareholder position of the Holder, as may be determined in good faith by an independent appraiser selected by the Company and the Holder, which determination shall be conclusively binding on the parties. The costs of the independent appraiser shall be divided equally between the Company and the Holders.

      1.3 EFFECT OF EXERCISE. Promptly (but in any case within five business days) after any exercise, the Company shall deliver to the Holder (i) duly executed certificates in the name or names specified in the exercise notice representing the aggregate number of shares issuable upon such exercise, and
(ii) if this Warrant is exercised only in part, a new Warrant of like tenor representing the balance of the Number of Shares. Such certificates shall be deemed to have been issued, and the person receiving them shall be deemed to be a holder of record of such shares, as of the close of business on the date the actions required in Section 1.2 shall have been completed or, if on that date the stock transfer books of the Company are closed, as of the next business day on which the stock transfer books of the Company are open.

2.      TRANSFER OF WARRANTS AND STOCK.

      2.1 TRANSFER RESTRICTIONS. Neither this Warrant nor the securities issuable upon its exercise may be sold, transferred or pledged unless the Company shall have been supplied with reasonably satisfactory evidence that such transfer is not in violation of the Securities Act of 1933, as amended (the "ACT"), and any applicable state securities laws. The Company may place a legend to that effect on this Warrant, any replacement Warrant and each certificate representing shares issuable upon exercise of this Warrant.

      2.2 MANNER OF TRANSFER. Upon delivery of this Warrant to the Company with the assignment form duly completed and signed, the Company will promptly (but in any case within five business days) execute and deliver to each transferee and, if applicable, the Holder, Warrants of like tenor evidencing the rights (i) of the transferee(s) to purchase the Number of Shares specified for each in the assignment forms, and (ii) of the Holder to purchase any untransferred portion, which in the aggregate shall equal the Number of Shares of the original Warrant. If this Warrant is properly assigned in compliance with this Section 2, it may be exercised by an assignee without having a new Warrant issued.

      2.3 LOSS, DESTRUCTION OR MUTILATION OF WARRANT CERTIFICATES. Upon receipt of (i) evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and (ii) except in the case of mutilation, an indemnity or security reasonably satisfactory to the Company, the Company will promptly (but in any



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case within five business days) execute and deliver a replacement Warrant of like tenor representing the right to purchase the same Number of Shares.

3. COST OF ISSUANCES. The Company shall pay all expenses, transfer taxes and other charges payable in connection with the preparation, issuance and delivery of stock certificates or replacement Warrants, except for any transfer tax or other charge imposed as a result of (a) any issuance of certificates in any name other than the name of the Holder, or (b) any transfer of the Warrant. The Company shall not be required to issue or deliver any stock certificate or Warrant until it receives reasonably satisfactory evidence that any such tax or other charge has been paid by the Holder.

4. ANTI-DILUTION PROVISIONS. If any of the following events occur at any time hereafter during the life of the Warrant, then the Warrant immediately prior to such event shall be changed as described in order to prevent dilution:

             4.1 If at any time (i) the outstanding shares of Common Stock are subdivided into a greater number of shares, then the Purchase Price will be reduced proportionately and the Number of Shares will be increased proportionately; conversely, (ii) if the outstanding shares of Common Stock are consolidated into a smaller number of shares, then the Purchase Price will be increased proportionately and the Number of Shares will be reduced proportionately.

             4.2 Upon (i) any reorganization or reclassification of the Common Stock, (ii) the dissolution or liquidation of the Company, (iii) a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or entity or becomes a subsidiary of another corporation or entity, or (iv) the sale of substantially all the property or more than fifty percent (50%) of the then outstanding stock of the Company to another corporation or entity (any such occurrence shall be an 'Event"), in which holders of Common Stock are entitled to receive securities and/or assets as a result of their Common Stock ownership, then upon exercise of this Warrant the Holder will have the right to receive the shares of stock, securities or assets which it would have received if the Warrant had been fully exercised as of the record date for such Event. The Company will not effect any Event unless prior to or simultaneously with its consummation the successor corporation or entity resulting from the consolidation or merger (if other than the Company) or the Company's new ultimate parent corporation or entity (if the Company becomes a subsidiary), or the corporation purchasing the Company's assets or stock, assumes the performance of the Company's obligations under this Warrant (as appropriately adjusted to reflect such consolidation, merger or sale such that the Holder's rights under this Warrant remain, as nearly as practicable, unchanged) by a binding written instrument.

             4.3 If at any time the Company declares a dividend on the Common Stock payable in shares of Common Stock or securities convertible into shares of Common Stock, the Number of Shares shall be increased, as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend,



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in proportion to the increase in the number of outstanding shares of Common
Stock as a result of such dividend. In the event any such securities convertible into shares of Common Stock are not so converted by the time any such conversion right expires, the Number of Shares shall be proportionately decreased, as of such expiration date.

        4.4 Upon each computation of an adjustment under this Section 4, the Purchase Price shall be computed to the nearest tenth of a cent and the Number of Shares shall be calculated to the nearest whole share. However, the fractional amount shall be used in calculating any future adjustments. No fractional shares of stock shall be issued in connection with the exercise of this Warrant, but the Company shall, in the case of the final exercise under this Warrant, make a cash payment for any fractional shares based on the Market Value of a share of Common Stock on the date of exercise (as defined in Section 1.2.2).

        4.5 Officer's Certificate. Whenever the Number of Shares or the Purchase Price shall be adjusted as required by the provisions of this Section 4, the Company forthwith shall file in the custody of its secretary or an assistant secretary, at its principal office, a certificate of the chief financial officer of the Company showing the adjusted Number of Shares and the adjusted Purchase Price and setting forth in reasonable detail the circumstances requiring the adjustment. Each such officer's certificate shall be made available at all reasonable times during reasonable hours for inspection by the Holder.

        Notwithstanding any changes in the Purchase Price or the Number of Shares, this Warrant may continue to state the initial Purchase Price and the initial Number of Shares. Alternatively, the Company may elect to issue a new Warrant or Warrants of like tenor for the additional shares of Common Stock or, upon surrender of the existing Warrant, to issue a replacement Warrant evidencing all the Warrant Shares to which the Holder is entitled after such adjustments.

5.      COVENANTS.  The Company agrees that:

        5.1 RESERVATION OF STOCK. During the period in which this Warrant may be exercised, the Company will reserve sufficient authorized but unissued securities (and, if applicable, property) to enable it to satisfy its obligations on exercise of this Warrant. If at any time the Company's authorized securities shall not be sufficient to allow the exercise of this Warrant, the Company shall take such corporate action as may be necessary to increase its authorized but unissued securities to be sufficient for such purpose.

        5.2 NO LIENS, ETC. All securities that may be issued upon exercise of this Warrant will, upon issuance, be validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and shall be listed on any exchanges on which that class of securities is listed.

        5.3 NO DIMINUTION OF VALUE. The Company will not take any action to terminate this Warrant or to diminish it in value.



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        5.4 FURNISH INFORMATION. The Company will promptly deliver to the Holder copies of all financial statements, reports and proxy statements which the Company shall have sent to its stockholders generally.

        5.5 STOCK AND WARRANT TRANSFER Books. Except upon dissolution, liquidation or winding up or for ordinary holidays and weekends, the Company will not at any time close its stock or warrant transfer books so as to result in preventing or delaying the exercise or transfer of this Warrant.

6.    STATUS OF HOLDER.

        6.1 NOT SHAREHOLDER. Unless the Holder exercises this Warrant in writing, the Holder shall not be entitled to any rights (i) as a stockholder of the Company with respect to the shares as to which the Warrant is exercisable including, without limitation, the right to vote or receive dividends or other distributions, or (ii) to receive any notice of any proceedings of the Company except as otherwise provided in this Warrant.

        6.2 LIMITATION OF LIABILITY. Unless the Holder exercises this Warrant in writing, the Holder's rights and privileges hereunder shall not give rise to any liability for the Purchase Price or as a stockholder of the Company, whether to the Company or its creditors.

7.    REGISTRATION RIGHTS.

        7.1 DEMAND REGISTRATION. This Warrant is one in a series of warrants having the same terms and identified as "Series A" (the "SERIES A WARRANTS"). Upon the request of the holders of a majority of the shares issuable upon exercise of the Series A Warrants made anytime during the Exercise Period, the Company will use all reasonable efforts on one occasion to register for resale in accordance with the Act, all shares of Common Stock issuable upon exercise of the Warrant which do not qualify for an exemption from such registration under Rule 144 under the Act or a comparable or successor exemption from registration ("REGISTRABLE SHARES"); provided that such registration must cover at least one-half of the Number of Shares covered by the original Series A Warrants. The Holder agrees to cooperate with the Company in all reasonable ways to effect such registration. The Company will use all reasonable efforts to keep such registration effective for one hundred eighty days or, if shorter, until all Registrable Shares included in the registration statement have been disposed of. The effectiveness period of the registration statement shall be subject to customary and reasonable "black-out" periods in the event of any significant corporate transactions (including material financings); provided, however, that the one hundred eighty day effectiveness period shall be extended on a day-for-day basis in connection with any such "black-out."

        The Purchase Price shall be decreased by $.10 per share (subject to adjustment pursuant to Section 4.1 hereof) if the Company does not file the registration statement with the Securities and Exchange Commission (the "COMMISSION") within 90 days following the making of the demand and by an additional $.10 per share (subject to



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adjustment pursuant to Section 4.1 hereof) for each subsequent 90-day period in which the registration statement is not filed.

        7.2 "PIGGYBACK" REGISTRATION. If at any time the Company proposes to file a registration statement under the Act with respect to an offering of its Common Stock (other than a registration statement on Form S-4 or Form S-8 or any successor or similar forms), whether or not for sale for its own account, then the Company each such time shall give the Holder ten (10) business days written notice before the filing thereof, which such notice shall offer the Holder the opportunity to register such Holder's Registrable Shares. The Company shall include in such registration statement all of the Holder's Registrable Shares with respect to which the Company has received written request for inclusion within ten (10) business days after notice has been duly given by the Company. Notwithstanding the foregoing, the Company shall not be required to include the Holder's Registrable Shares if the managing underwriter or underwriters of such offering determine and advise the Company that inclusion of the Registrable Shares and any other shares having "piggyback" registration rights (the "OTHER SHARES") would likely adversely affect such offering. If the managing underwriter or underwriters determine that a portion of the Registrable Shares and Other Shares may be included in the offering, the Registrable Shares and the Other Shares shall be included in the registration on a pro rata basis (in relation to the number of such Registrable Shares and Other Shares so requested to be included in the offering).

        7.3 REGISTRATION EXPENSES. Except as otherwise required by state securities laws or the rules and regulations promulgated thereunder, all expenses, disbursements and fees incurred by the Company in connection with carrying out. its obligations under this Section 7 shall be borne by the Company; provided, however, that the Holder shall pay (i) all costs and expenses of counsel, accounting or financing professionals retained by such Holder, (ii) all underwriting discounts, commissions, fees and expenses and all transfer taxes with respect to the shares sold by such Holder, and (iii) all other expenses incurred by such Holder and incidental to the sale and delivery of the shares to be sold by such Holder.

        7.4 CONDITIONS TO HOLDER'S RIGHTS. It shall be a condition of the Holder's rights under this Section 7 that:

             7.4.1 Cooperation. Such Holder shall cooperate with the Company by supplying information and executing documents relating to such Holder or the securities of the Company owned by such Holder in connection with such registration which are customary for offerings of this type or is required by applicable laws or regulations (including agreeing to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements containing customary terms reasonably satisfactory to such Holder); and

             7.4.2 Undertakings. Such Holder shall enter into any undertaking and take such other action relating to the conduct of the proposed offering which the Company or the underwriters may reasonably request as being necessary to insure



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compliance with federal and state securities laws and the rules or other requirements of the National Association of Securities Dealers, Inc., The Nasdaq Stock Market or which the Company or the underwriters may reasonably request to otherwise effectuate the offering.

      7.5 Registration Procedures. If and whenever the Company is required to use its reasonable efforts to effect the registration of any Registrable Shares under the Act as provided in this Section 7, the Company will, as expeditiously as practicable:

                (i) notify the Holder of the Commission's requests for amending or supplementing of the registration statement and the prospectus, and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the disposition of all Registrable Shares covered by such registration statement;

                (ii) furnish to the Holder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Act, in conformity with the requirements of the Act, and such other documents, as the Holder may reasonably request;

                (iii) use its reasonable efforts (x) to register or qualify all Registrable Shares covered by such registration statement under such other securities or blue sky laws of such States of the United States of America where an exemption is not available and as the Holder shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and
        (z) to take any other action which may be reasonably necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of the Registrable Shares to be sold by the Holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iii) be obligated to be so qualified or to consent to general service of process or become subject to general taxation in any such jurisdiction;

                (iv) use its reasonable efforts to cause all Registrable Shares covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the Holder to consummate the disposition of such Registrable Shares;

                (v) furnish to the Holder a signed counterpart of



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                        (x) an opinion of counsel for the Company, and

                        (y) a "comfort" letter signed by the independent public
                accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement,

        covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountant's comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions and comfort letters are customarily dated) and, in the case of the accountant's comfort letter, such other financial matters, and in the case of the legal opinion, such other legal matters, as the Holder or the underwriters may reasonably request;

               (vi) notify the Holder at any time when a prospectus relating thereto is required to be delivered under the Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of the Holder promptly prepare and furnish to him a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and

               (vii) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission.

      The Holder agrees by acquisition of such Registrable Shares that upon receipt of any written notice from the Company of the happening of any event of the kind described in subdivision (vi) of this Section 7.5 the Holder will forthwith discontinue its disposition of Registrable Shares pursuant to the registration statement relating to such Registrable Shares until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vi) of this Section 7.5 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Holder's possession, of the prospectus relating to such Registrable Shares current at the time of receipt of such notice.

      Nothing contained in this Section 7.5 shall require or obligate the Company to cause any registration statement pursuant to which the Holder has exercised its



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"piggyback" registration rights pursuant to Section 7.2 hereof to become effective or, if declared effective, to maintain the effectiveness of such registration statement.

        7.6  Indemnification.

      (a) Indemnification by the Company. In the event of any registration of any Registrable Shares under the Act, the Company will, and it hereby does, indemnify and hold harmless, to the full extent permitted by law, the Holder, its directors, officers, partners, heirs, personal representatives, agents and affiliates and each other person, if any, who controls the Holder within the meaning of the Act, against any and all losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) which arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company will reimburse the Holder and each such director, officer, partner, heir, personal representative, agent or affiliate, and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement (i) in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of the Holder, specifically stating that it is for use in the preparation thereof or (ii) which is corrected in an amendment or supplement or final prospectus (or amendment or supplement thereto) provided to the indemnified person and such amended, supplemented or final prospectus (or amendment or supplement thereto) was not given by or on behalf of such indemnified person to the person who purchased the Registrable Securities, if such is required by law at or prior to the written confirmation of the sale of the Registrable Securities to such person; and provided, further, that the Company shall not be liable to any person to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any violation by such person of the Act or the Securities Exchange Act of 1934, as amended. Such indemnity shall remain in full force regardless of any investigation made by or on behalf of the Holder or any such director, officer, partner, heir, personal representative, agent or affiliate or controlling person and shall survive the transfer of such securities by the Holder.

      (b) Indemnification by the Holder. As a condition to including any Registrable Shares in any registration statement, the Company shall have received an undertaking reasonably satisfactory to it from each Holder, to indemnify and hold



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harmless (in the same manner and to the same extent as set forth in subdivision
(a) of this Section 7.6) the Company, its directors, officers, agents and affiliates and each other person, if any, who controls the Company within the meaning of the Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission (i) was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for the use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement or (ii) is corrected in an amendment or supplement or final prospectus (or amendment or supplement thereto) provided to the indemnifying person and such amended, supplemented or final prospectus (or amendment or supplement thereto) was not given by or on behalf of such indemnifying person to the person who purchased the Registrable Securities, if such is required by law at or prior to the written confirmation of the sale of the Registrable Securities to such person; provided, however, that the liability of such indemnifying party under this Section 7.6(b) shall be limited to the amount of proceeds received by the Holder in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by the Holder.

      (c) Notices of Claims, etc. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 7.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 7.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such claim or action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and, unless representation of such indemnified party and any such indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them, to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release



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from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by an indemnifying party with respect to such claim, unless representation of such indemnified parties by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

      (d) Contribution. If the indemnification provided for in this Section 7.6 shall for any reason be held by a court to be unavailable to an indemnified party under subparagraph (a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under subparagraph (a) or (b) hereof, the indemnified party and the indemnifying party under subparagraph (a) or (b) hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigation of the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the Holder with respect to the acts, statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Holder from the offering of the securities covered by such registration statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In addition, no person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such person's consent, which consent shall not be unreasonably withheld.

      (e) Other Indemnification. Indemnification and contribution similar to that specified in the Preceding subdivisions of this Section 7.6 (with appropriate modifications) shall be given by the Company and the Holder with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Act.

      (f) Indemnification Payments. The indemnification and contribution required by this Section 7.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

8.      GENERAL PROVISIONS.

      8.1 COMPLETE AGREEMENT; MODIFICATIONS. This Warrant and any documents referred to herein or executed contemporaneously herewith constitute the parties' entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Warrant may not be amended, altered or modified except by a writing signed by the parties.

      8.2 ADDITIONAL DOCUMENTS. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Warrant.

      8.3 NOTICES. All notices under this Warrant shall be in writing and shall be delivered by personal service or telecopy or certified mail, postage prepaid, to such address as may be designated from time to time by the relevant party, and which shall initially be:

                                   Jalate, Ltd.
                                   6557 Flotilla Street
                                   City of Commerce, California 90040
                                   Fax: (213) 728-3752
                                   Attn:  Frederick A. Findley
                                          Vice President-Finance and
                                          Chief Financial Officer

                                   John E. Drury
                                   c/o USA Waste Services, Inc.
                                   First City Tower , Suite 4000
                                   Houston, Texas 77002
                                   Fax: (713) 512-6323

      Any notice sent by certified mail shall be deemed to have been given five
(5) business days after the date on which it is mailed. All other notices shall be deemed given when received. No objection may be made to the manner of delivery of any notice actually received in writing by an authorized agent of a party.

      8.4 NO THIRD-PARTY BENEFITS; SUCCESSORS AND ASSIGNS. None of the provisions of this Warrant shall be for the benefit of, or enforceable by, any third-party beneficiary. Except as provided herein to the contrary, this Warrant shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

      8.5 DISPUTES.

             8.5.1 GOVERNING LAW; JURISDICTION. This Warrant concerns a California business and all questions with respect to the Warrant and the rights and liabilities of the parties will be governed by the laws of California in all respects, including matters of construction, validity, enforcement and performance, regardless of the choice of law provisions of California or any other jurisdiction. Any and all disputes between the parties which may arise pursuant to this Warrant and not resolved by them will be heard and determined before an appropriate federal or state court located in Houston, Texas. The parties hereto acknowledge that such courts have the jurisdiction to interpret and enforce the provisions of this Warrant and the parties waive any and all objections that they may have as to personal jurisdiction or venue in any of the above courts.

             8.5.2 ATTORNEYS' FEES. Should any litigation be commenced (including any proceedings in a bankruptcy court) between the parties hereto or their representatives concerning any provisions of this Warrant or the rights and duties of any person or entity hereunder, the party or parties prevailing in such proceeding shall be entitled, in addition to such other relief as may be granted, to the reasonable attorneys' fees and court costs incurred by reason of such litigation.

      8.6 WAIVERS STRICTLY CONSTRUED. With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (i) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party; and (ii) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

      8.7 RULES OF CONSTRUCTION.

             8.7.1 HEADINGS. The Article and Section headings in this Warrant are inserted only as a matter of convenience, and in no way define, limit, or extend or interpret the scope of this Warrant or of any particular Article or Section.

             8.7.2 TENSE AND CASE. Throughout this Warrant, as the context may require, references to any word used in one tense or case shall include all other appropriate tenses or cases.

             8.7.3 SEVERABILITY. The validity, legality or enforceability of the remainder of this Warrant will not be affected even if one or more of the provisions of this Warrant are held to be invalid, illegal or unenforceable in any respect.

             8.7.4 WARRANT NEGOTIATED. The parties hereto are sophisticated and have been represented throughout this transaction by lawyers who have carefully negotiated the provisions hereof. As a consequence, the parties do not believe that the presumptions of any laws or rules relating to the interpretation of contracts against the drafter of any particular clause should be applied in this case and therefore waive their effects.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed effective as of January 27, 1998.

                                        JALATE, LTD., a California
                                        corporation


                                        By: /s/ FREDERICK A. FINDLEY
                                           -------------------------------------
                                                Frederick A. Findley
                                                Vice President and Chief
                                                Financial Officer

                                 ASSIGNMENT FORM

      FOR VALUE RECEIVED,____________________________________ hereby sells, assigns and transfers to the transferee named below [the rights to purchase __________ of the Number of Shares under] this Warrant, together with all rights, title and interest therein. [The rights to purchase the remaining Number of Shares shall remain the property of the undersigned.] This includes a transfer of the registration rights in the Warrant; provided, however, that in the case of a partial assignment of this Warrant, both the Holder and the transferee shall have the registration rights set forth in Section 7 of the Warrant.

Dated:_________________________


                                        [NAME OF HOLDER]


                                        By______________________________________
                                             Signature


                                        Name:___________________________________
                                                   (Please Print)


                                        Address:________________________________
                                                ________________________________
                                                ________________________________


                                        Employer Identification Number,
                                        Social Security Number or other
                                        identifying number:_____________________

TRANSFEREE:

Name:_______________________________
        (Please Print)

Address:____________________________
        ____________________________
        ____________________________

Employer Identification Number,
Social Security Number or other
identifying number:_________________

                                  EXERCISE FORM

                                 To Be Executed

                            Upon Exercise of Warrant

      The undersigned hereby exercises the Warrant with regard to _____________ shares of Common Stock and herewith [makes payment of the purchase price in full] [or requests that the Company exchange the Warrant as provided in Section
1.2.2 of the Warrant]. The undersigned requests that certificate(s) for such shares [and the Warrant for the unexercised portion of this Warrant] be issued (to the Holder] [in the name set forth below].

Dated:_________________________


                                        [NAME OF HOLDER]


                                        By______________________________________
                                             Signature


                                        Name:___________________________________
                                                   (Please Print)


                                        Address:________________________________
                                                ________________________________
                                                ________________________________


                                        Employer Identification Number,
                                        Social Security Number or other
                                        identifying number:_____________________

TRANSFEREE:

Name:_______________________________
        (Please Print)

Address:____________________________
        ____________________________
        ____________________________

Employer Identification Number,
Social Security Number or other
identifying number:_________________